     As filed with the Securities and Exchange Commission on January 5, 1996
                                                            File No. 811-7910
     -------------------------------------------------------------------------


                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                                     ____________


                                      FORM N-1A

                                REGISTRATION STATEMENT

                                        UNDER

                          THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No.   6

                                EQUITY MANAGERS TRUST

               (Exact Name of the Registrant as Specified in Charter)


                                  605 Third Avenue
                            New York, New York 10158-0180
                       (Address of Principal Executive Offices)


         Registrant's Telephone Number, including area code:  (212) 476-8800


                             Lawrence Zicklin, President
                                Equity Managers Trust
                             605 Third Avenue, 2nd Floor
                            New York, New York 10158-0180


                               Arthur C. Delibert, Esq.
                             Kirkpatrick & Lockhart LLP
                               South Lobby - 9th Floor
                                 1800 M Street, N.W.
                             Washington, DC  20036-5891


                     (Names and Addresses of agents for service)


     __________________________________________________________________________

                                  EXPLANATORY NOTE


              This Registration Statement is being filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, beneficial interests in the series of the Registrant are not being registered under the Securities Act of 1933, as amended, ("1933 Act") because such interests are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant's series may be made only by regulated investment companies, segregated asset accounts, foreign investment companies, common trust funds, group trusts, or other investment arrangements, whether organized within or without the United States (excluding individuals, S corporations, partnerships, and grantor trusts beneficially owned by any individuals, S corporations, or partnerships). This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in any series of the Registrant.


              The sole purpose of this filing is to correct certain items of information in the Registrant's Financial Data Schedules, as originally filed on December 29, 1995, in Amendment No. 5. Pursuant to SEC staff instructions, Parts A and B to this Registration Statement are incorporated by reference to Amendment No. 5 to Registrant's Registration Statement, File No. 811-7910, Edgar Accession No. 0000898432-95-000460.

                                EQUITY MANAGERS TRUST

                                       PART C

                                  OTHER INFORMATION

     Item 24.  Financial Statements and Exhibits

     (a)      Financial Statements

              Audited financial statements of the six series of Equity Managers Trust, Neuberger & Berman Manhattan Portfolio, Neuberger & Berman Genesis Portfolio, Neuberger & Berman Focus Portfolio, Neuberger & Berman Guardian Portfolio, Neuberger & Berman Partners Portfolio, and Neuberger & Berman Socially Responsive Portfolio, are incorporated into Part B by reference to the Annual Report to Shareholders of Neuberger & Berman Equity Funds for the period ended August 31, 1995, File Nos. 2-11357 and 811-582, EDGAR Accession No. 0000898432-95-000353.

     (b)      Exhibits:

               Exhibit
               Number              Description
               -------             ------------

               (1)         (a)     Declaration of Trust of Equity Managers
                                   Trust.  Incorporated by Reference to
                                   Amendment No. 5 to Registrant's
                                   Registration Statement, File No. 811-7910,
                                   EDGAR Accession No. 0000898432-95-000460.

                           (b) Schedule B - Current Series of Equity Managers Trust. Incorporated by Reference to Amendment No. 5 to Registrant's Registration Statement, File No. 811-7910, EDGAR Accession No. 0000898432-95-000460.

               (2) By-laws of Equity Managers Trust. Incorporated by Reference to Amendment No. 5 to Registrant's Registration Statement, File No. 811-7910, EDGAR Accession No. 0000898432-95-000460.

               (3)         Voting Trust Agreement.  None.

               (4)         Specimen Share Certificate.  None.

               (5)         (a)     (i)     Management Agreement Between Equity
                                           Managers Trust and Neuberger &
                                           Berman Management Incorporated.
                                           Incorporated by Reference to Post-
                                           Effective Amendment No. 70 to
                                           Registration Statement of Neuberger
                                           & Berman Equity Funds, File Nos. 2-
                                           11357 and 811-582, EDGAR Accession
                                           No. 0000898432-95-000314.

                                   (ii)    Schedule A - Series of Equity
                                           Managers Trust Currently Subject to
                                           the Management Agreement.
                                           Incorporated by Reference to Post-
                                           Effective Amendment No. 70 to
                                           Registration Statement of Neuberger
                                           & Berman Equity Funds, File Nos. 2-
                                           11357 and 811-582, EDGAR Accession
                                           No. 0000898432-95-000314.

                                   (iii)   Schedule B - Schedule of
                                           Compensation Under the Management
                                           Agreement.  Incorporated by
                                           Reference to Post-Effective
                                           Amendment No. 70 to Registration
                                           Statement of Neuberger & Berman
                                           Equity Funds, File Nos. 2-11357 and
                                           811-582, EDGAR Accession No.
                                           0000898432-95-000314.

                           (b)     (i)     Sub-Advisory Agreement Between
                                           Neuberger & Berman Management
                                           Incorporated and Neuberger & Berman
                                           With Respect to Equity Managers
                                           Trust.  Incorporated by Reference
                                           to Post-Effective Amendment No. 70
                                           to Registration Statement of
                                           Neuberger & Berman Equity Funds,
                                           File Nos. 2-11357 and 811-582,
                                           EDGAR Accession No. 0000898432-95-
                                           000314.

                                   (ii)    Schedule A - Series of Equity
                                           Managers Trust Currently Subject to
                                           the Sub-Advisory Agreement.
                                           Incorporated by Reference to Post-
                                           Effective Amendment No. 70 to
                                           Registration Statement of Neuberger
                                           & Berman Equity Funds, File Nos. 2-
                                           11357 and 811-582, EDGAR Accession
                                           No. 0000898432-95-000314.

               (6)         Distribution Agreement.  None.

               (7)         Bonus, Profit Sharing or Pension Plans.  None.

               (8)         (a)     Custodian Contract Between Equity Managers
                                   Trust and State Street Bank and Trust
                                   Company.  Incorporated by Reference to
                                   Amendment No. 5 to Registrant's
                                   Registration Statement, File No. 811-7910,
                                   EDGAR Accession No. 0000898432-95-000460.

                           (b) Schedule A - Approved Foreign Banking Institutions and Securities Depositories Under the Custodian Contract. Incorporated by Reference to Amendment No. 5 to Registrant's Registration Statement, File No. 811-7910, EDGAR Accession No. 0000898432-95-000460.

               (9) Transfer Agency and Service Agreement Between Equity Managers Trust and State Street Bank and Trust Company. Incorporated by Reference to Amendment No. 4 to Registrant's Registration Statement, File No. 811-7910.

               (10) Opinion and Consent of Kirkpatrick & Lockhart on Securities Matters. None.

               (11)        Opinions, Appraisals, Rulings and Consents:
                           Consent of Independent Auditors.  None.

               (12)        Financial Statements Omitted from Prospectus.
                           None.

               (13)        Letter of Investment Intent.  None.

               (14)        Prototype Retirement Plan.  None.

               (15)        Plan Pursuant to Rule 12b-1.  None.

               (16)        Schedule of Computation of Performance Quotations.
                           None.

               (17)        Financial Data Schedule.  Filed herewith.

               (18)        Plan Pursuant to Rule 18f-3.  None.

     Item 25.  Persons Controlled By or Under Common Control with Registrant.

              No person is controlled by or under common control with the Registrant.

     Item 26.  Number of Holders of Securities.

              The following information is given as of December 27, 1995.

                                                              Number of
       Title of Class                                       Record Holders
       ---------------                                      --------------

       Neuberger & Berman Socially Responsive Portfolio           4
       Neuberger & Berman Manhattan Portfolio                     4
       Neuberger & Berman Genesis Portfolio                       4
       Neuberger & Berman Focus Portfolio                         4
       Neuberger & Berman Guardian Portfolio                      4
       Neuberger & Berman Partners Portfolio                      4

     Item 27.  Indemnification.

              A New York trust may provide in its governing instrument for indemnification of its officers and trustees from and against all claims and demands whatsoever. Article V, Section 5.4 of the Declaration of Trust provides that the Registrant shall indemnify, to the fullest extent permitted by law (including the Investment Company Act of 1940, as amended (the "1940 Act")), each trustee, officer, employee, agent or independent contractor (except in the case of an agent or independent contractor to the extent expressly provided by written contract) of the Registrant (including any individual, corporation, partnership, trust, association, joint venture or other entities, whether or not legal entities, and governments and agencies and political subdivision thereof ("Person"), who serves at the Registrant's request as a director, officer or trustee of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by such Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which such Person may be involved or with which such Person may be threatened, while in office or thereafter, by reason of such Person being or having been such a trustee, officer, employee, agent or independent contractor, except with respect to any matter as to which such Person shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of such Person's duties, such liabilities and expenses being liabilities only of the series out of which such claim for indemnification arises; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for such payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person's office: (i) by the court or other body approving the settlement or other disposition; or (ii) based upon a review of readily available facts (as opposed to a full trial-type inquiry), by written opinion from independent legal counsel approved by the trustees; or (iii) by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of the Registrant nor parties to the matter, based upon a review of readily available facts (as opposed to a full trial-type inquiry). The rights accruing to any Person under these provisions shall not exclude any other right to which such Person may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted in the Registrant's Declaration of Trust or to which such Person may be otherwise entitled except out of the Trust Property (as defined in the Declaration of Trust). The rights of indemnification provided herein may be insured against by policies maintained by the Registrant. The trustees may make advance payments in connection with this indemnification, provided that the indemnified Person shall have given a written undertaking to reimburse the Registrant in the event it is subsequently determined that such Person is not entitled to such indemnification, and provided further that either: (i) such Person shall have provided appropriate security for such undertaking; or (ii) the Registrant is insured against losses arising out of any such advance payments; or
     (iii) either a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of the Registrant nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Person will not be disqualified from indemnification.

              Pursuant to Article V Section 5.1 of the Registrant's Declaration of Trust, each holder of an interest in a series of the Registrant shall be jointly and severally liable with every other holder of an interest in that series (with rights of contribution inter se in proportion to their respective interests in the series) for the liabilities and obligations of that series (and of no other series) in the event that the Registrant fails to satisfy such liabilities and obligations from the assets of that series; provided, however, that, to the extent assets of that series are available, the Registrant shall indemnify and hold each holder harmless from and against any claim or liability to which such holder may become subject by reason of being or having been a holder of an interest in that series to the extent that such claim or liability imposes on the Holder an obligation or liability which, when compared to the obligations and liabilities imposed on other holders of interests in that series, is greater than such holder's interest (proportionate share), and shall reimburse such holder for all legal and other expenses reasonably incurred by such holder in connection with any such claim or liability. The rights accruing to a holder under the Registrant's Declaration of Trust shall not exclude any other right to which such holder may be lawfully entitled, nor shall anything contained herein restrict the right of the Registrant to indemnify or reimburse a holder in any appropriate situation even though not specifically provided herein. Notwithstanding the indemnification procedure described above, it is intended that each holder of an interest in a series shall remain jointly and severally liable to the creditors of that series as a legal matter. The liabilities of a particular series and the right to indemnification granted hereunder to holders of interests in such series shall not be enforceable against any other series or holders of interests in any other series.

              Section 9 of the Management Agreement between the Registrant and Neuberger & Berman Management Incorporated ("N&B Management") provides that neither N&B Management nor any director, officer or employee of N&B Management performing services for the series of the Registrant at the direction or request of N&B Management in connection with N&B Management's discharge of its obligations under the agreement shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the agreement relates; provided, that nothing in the agreement shall be construed (i) to protect N&B Management against any liability to the Registrant or any series thereof or its holders to which N&B Management would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of N&B Management's duties, or by reason of N&B Management's reckless disregard of its obligations and duties under the agreement, or
     (ii) to protect any director, officer or employee of N&B Management who is or was a trustee or officer of the Registrant against any liability to the Registrant or any series thereof or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Registrant.

              Section 1 of the Sub-Advisory Agreement between the Registrant and Neuberger & Berman ("Sub-Adviser") provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of reckless disregard of its duties and obligations under the agreement, the Sub-Adviser will not be subject to liability for any act or omission or any loss suffered by any series of the Registrant or its security holders in connection with the matters to which the agreement relates.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Item 28.  Business and Other Connections of Investment Manager and
                Sub-Adviser.

              There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of N&B Management and each partner of the Sub-Adviser is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.


       NAME                                     BUSINESS AND OTHER CONNECTIONS


       Claudia A. Brandon                       Secretary, Neuberger & Berman Advisers
       Vice President,                          Management Trust (Delaware business trust);
       N&B Management                           Secretary, Advisers Managers Trust; Secretary,
                                                Neuberger & Berman Advisers Management Trust
                                                (Massachusetts business trust) (1); Secretary,
                                                Neuberger & Berman Income Funds; Secretary,
                                                Neuberger & Berman Income Trust; Secretary,
                                                Neuberger & Berman Equity Funds; Secretary,
                                                Neuberger & Berman Equity Trust; Secretary,
                                                Income Managers Trust; Secretary, Equity
                                                Managers Trust; Secretary, Global Managers
                                                Trust; Secretary, Neuberger & Berman Equity
                                                Assets.

       Stacy Cooper-Shugrue                     Assistant Secretary, Neuberger & Berman Advisers
       Assistant Vice President,                Management Trust (Delaware business trust);
       N&B Management                           Assistant Secretary, Advisers Managers Trust;
                                                Assistant Secretary, Neuberger & Berman Advisers
                                                Management Trust (Massachusetts business trust)
                                                (1); Assistant Secretary, Neuberger & Berman
                                                Income Funds; Assistant Secretary, Neuberger &
                                                Berman Income Trust; Assistant Secretary,
                                                Neuberger & Berman Equity Funds; Assistant
                                                Secretary, Neuberger & Berman Equity Trust;
                                                Assistant Secretary, Income Managers Trust;
                                                Assistant Secretary, Equity Managers Trust;
                                                Assistant Secretary, Global Managers Trust;
                                                Assistant Secretary, Neuberger & Berman Equity
                                                Assets.







                                         C-7






       NAME                                     BUSINESS AND OTHER CONNECTIONS

       Robert Cresci                            Assistant Portfolio Manager, BNP-N&B Global
       Assistant Vice President,                Asset Management L.P. (joint venture of
       N&B Management                           Neuberger & Berman and Banque Nationale de
                                                Paris) (2); Assistant Portfolio Manager,
                                                Vontobel (Swiss bank) (3).

       Stanley Egener                           Chairman of the Board and Trustee, Neuberger &
       President and Director,                  Berman Advisers Management Trust (Delaware
       N&B Management; General Partner,         business trust); Chairman of the Board and
       Neuberger & Berman                       Trustee, Advisers Managers Trust; Chairman of
                                                the Board and Trustee, Neuberger & Berman
                                                Advisers Management Trust (Massachusetts
                                                business trust) (1); Chairman of the Board and
                                                Trustee, Neuberger & Berman Income Funds;
                                                Chairman of the Board and Trustee, Neuberger &
                                                Berman Income Trust; Chairman of the Board and
                                                Trustee, Neuberger & Berman Equity Funds;
                                                Chairman of the Board and Trustee, Neuberger &
                                                Berman Equity Trust; Chairman of the Board and
                                                Trustee, Income Managers Trust; Chairman of the
                                                Board and Trustee, Equity Managers Trust;
                                                Chairman of the Board and Trustee, Global
                                                Managers Trust; Chairman of the Board and
                                                Trustee, Neuberger & Berman Equity Assets.

       Robert I. Gendelman                      Senior Portfolio Manager, Harpel Advisors (4).
       Assistant Vice President,
       N&B Management

       Theodore P. Giuliano                     Executive Vice President and Trustee,
       Vice President, N&B Management (5);      Neuberger & Berman Income Funds (6); Executive
       General Partner, Neuberger & Berman      Vice President and Trustee, Neuberger & Berman
                                                Income Trust (6); Executive Vice President and
                                                Trustee, Income Managers Trust (6).

       Theresa A. Havell                        President and Trustee, Neuberger & Berman Income
       Vice President and Director, N&B         Funds; President and Trustee, Neuberger & Berman
       Management; General Partner,             Income Trust; President and Trustee, Income
       Neuberger & Berman                       Managers Trust












                                         C-8






       NAME                                     BUSINESS AND OTHER CONNECTIONS

       C. Carl Randolph                         Assistant Secretary, Neuberger & Berman Advisers
       General Partner, Neuberger & Berman      Management Trust (Delaware business trust);
                                                Assistant Secretary, Advisers Managers Trust;
                                                Assistant Secretary, Neuberger & Berman Advisers
                                                Management Trust (Massachusetts business trust)
                                                (1); Assistant Secretary, Neuberger & Berman
                                                Income Funds; Assistant Secretary, Neuberger &
                                                Berman Income Trust; Assistant Secretary,
                                                Neuberger & Berman Equity Funds; Assistant
                                                Secretary, Neuberger & Berman Equity Trust;
                                                Assistant Secretary, Income Managers Trust;
                                                Assistant Secretary, Equity Managers Trust;
                                                Assistant Secretary, Global Managers Trust;
                                                Assistant Secretary, Neuberger & Berman Equity
                                                Assets.

       Felix Rovelli                            Senior Vice President-Senior Equity Portfolio
       Vice President, N&B Management           Manager, BNP-N&B Global Asset Management L.P.
                                                (joint venture of Neuberger & Berman and Banque
                                                Nationale de Paris) (2); Portfolio Manager,
                                                Vontobel (Swiss bank) (7).

       Richard Russell                          Treasurer, Neuberger & Berman Advisers
       Vice President, N&B Management           Management Trust (Delaware business trust);
                                                Treasurer, Advisers Managers Trust; Treasurer,
                                                Neuberger & Berman Advisers Management Trust
                                                (Massachusetts business trust) (1); Treasurer,
                                                Neuberger & Berman Income Funds; Treasurer,
                                                Neuberger & Berman Income Trust; Treasurer,
                                                Neuberger & Berman Equity Funds; Treasurer,
                                                Neuberger & Berman Equity Trust; Treasurer,
                                                Income Managers Trust; Treasurer, Equity
                                                Managers Trust; Treasurer, Global Managers
                                                Trust; Treasurer, Neuberger & Berman Equity
                                                Assets.

       Daniel J. Sullivan                       Vice President, Neuberger & Berman Advisers
       Senior Vice President,                   Management Trust (Delaware business trust); Vice
       N&B Management                           President, Advisers Managers Trust; Vice
                                                President, Neuberger & Berman Advisers
                                                Management Trust (Massachusetts business trust)
                                                (1); Vice President, Neuberger & Berman Income
                                                Funds; Vice President, Neuberger & Berman Income
                                                Trust; Vice President, Neuberger & Berman Equity
                                                Funds; Vice President, Neuberger & Berman Equity
                                                Trust; Vice President, Income Managers Trust;
                                                Vice President, Equity Managers Trust; Vice
                                                President, Global Managers Trust; Vice
                                                President, Neuberger & Berman Equity Assets.


                                         C-9






       NAME                                     BUSINESS AND OTHER CONNECTIONS

       Susan Switzer                            Portfolio Manager, Mitchell Hutchins Asset
       Assistant Vice President,                Management Inc., 1285 Avenue of the Americas,
       N&B Management                           New York, New York 10019 (8).

       Michael J. Weiner                        Vice President, Neuberger & Berman Advisers
       Senior Vice President and                Management Trust (Delaware business trust); Vice
       Treasurer, N&B Management                President, Advisers Managers Trust; Vice
                                                President, Neuberger & Berman Advisers
                                                Management Trust (Massachusetts business trust)
                                                (1); Vice President, Neuberger & Berman Income
                                                Funds; Vice President, Neuberger & Berman Income
                                                Trust; Vice President, Neuberger & Berman Equity
                                                Funds; Vice President, Neuberger & Berman Equity
                                                Trust; Vice President, Income Managers Trust;
                                                Vice President, Equity Managers Trust; Vice
                                                President, Global Managers Trust; Vice
                                                President, Neuberger & Berman Equity Assets.

       Lawrence Zicklin                         President and Trustee, Neuberger & Berman
       Director, N&B Management;                Advisers Management Trust (Delaware business
       General Partner, Neuberger & Berman      trust); President and Trustee, Advisers Managers
                                                Trust; President and Trustee, Neuberger & Berman
                                                Advisers Management Trust (Massachusetts
                                                business trust) (1); President and Trustee,
                                                Neuberger & Berman Equity Funds; President and
                                                Trustee, Neuberger & Berman Equity Trust;
                                                President and Trustee, Equity Managers Trust;
                                                President, Global Managers Trust; President and
                                                Trustee, Neuberger & Berman Equity Assets



              The principal address of N&B Management, Neuberger & Berman, BNP-N&B Global Asset Management L.P. and of each of the investment companies named above, is 605 Third Avenue, New York, New York 10158. Other addresses to be provided by amendment.

     ___________________________________

     (1)      Until April 30, 1995.
     (2)      Until October 31, 1995.
     (3)      Until May 1994.
     (4)      Until 1993.
     (5)      Until November 4, 1994.
     (6)      Until June 22, 1994.
     (7)      Until April 1994.
     (8)      Until 1994.

     Item 29.  Principal Underwriters.

              Not applicable.

     Item 30.  Location of Accounts and Records.

              All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, except for the Registrant's Declaration of Trust and By-laws, minutes of meetings of the Registrant's Trustees and investors and the Registrant's policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158.

     Item 31.  Management Services.

              Other than as set forth in Parts A and B of this Registration Statement, the Registrant is not a party to any management-related service contract.

     Item 32.  Undertakings.

              None.

                                     SIGNATURES


              Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment No. 6 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of NEW YORK and the State of NEW YORK on the 4th day of January, 1996.

                                                EQUITY MANAGERS TRUST



                                                By  /s/ Lawrence Zicklin
                                                    ---------------------
                                                    Lawrence Zicklin
                                                    President

                                EQUITY MANAGERS TRUST
                         REGISTRATION STATEMENT ON FORM N-1A

                                  INDEX TO EXHIBITS

           Exhibit                                                                               Sequentially
           Number                                 Description                                   Numbered Page
          -------         --------------------------------------------------------------        -------------



               (1)       (a)     Declaration of Trust of Equity Managers Trust.                      N.A.
                                 Incorporated by Reference to Amendment No. 5 to
                                 Registrant's Registration Statement, File No. 811-7910,
                                 EDGAR Accession No. 0000898432-95-000460.

                         (b)     Schedule B - Current Series of Equity Managers Trust.               N.A.
                                 Incorporated by Reference to Amendment No. 5 to
                                 Registrant's Registration Statement, File No. 811-7910,
                                 EDGAR Accession No. 0000898432-95-000460.

               (2)       By-laws of Equity Managers Trust.  Incorporated by Reference to             N.A.
                         Amendment No. 5 to Registrant's Registration Statement, File No.
                         811-7910, EDGAR Accession No. 0000898432-95-000460.

               (3)       Voting Trust Agreement.  None.                                              N.A.

               (4)       Specimen Share Certificate.  None.                                          N.A.


               (5)       (a)     (i)      Management Agreement between Equity Managers               N.A.
                                          Trust and Neuberger & Berman Management
                                          Incorporated.  Incorporated by Reference to
                                          Post-Effective Amendment No. 70 to Registration
                                          Statement of Neuberger & Berman Equity Funds,
                                          File Nos. 2-11357 and 811-582, EDGAR Accession
                                          No. 0000898432-95-000314.

                                          (ii)    Schedule A - Series of Equity Managers             N.A.
                                                  Trust Currently Subject to the
                                                  Management Agreement.  Incorporated by
                                                  Reference to Post-Effective Amendment
                                                  No. 70 to Registration Statement of
                                                  Neuberger & Berman Equity Funds, File
                                                  Nos. 2-11357 and 811-582, EDGAR
                                                  Accession No. 0000898432-95-000314.






           Exhibit                                                                               Sequentially
           Number                                 Description                                   Numbered Page
          -------         --------------------------------------------------------------        -------------

                                          (iii)   Schedule B - Schedule of Compensation              N.A.
                                                  Under the Management Agreement.
                                                  Incorporated by Reference to Post-
                                                  Effective Amendment No. 70 to
                                                  Registration Statement of Neuberger &
                                                  Berman Equity Funds, File Nos. 2-11357
                                                  and 811-582, EDGAR Accession No.
                                                  0000898432-95-000314.


                         (b)     (i)      Sub-Advisory Agreement Between Neuberger &                 N.A.
                                          Berman Management Incorporated and Neuberger &
                                          Berman with Respect to Equity Managers Trust.
                                          Incorporated by Reference to Post-Effective
                                          Amendment No. 70 to Registration Statement of
                                          Neuberger & Berman Equity Funds, File Nos. 2-
                                          11357 and 811-582, EDGAR Accession No.
                                          0000898432-95-000314.

                                          (ii)    Schedule A - Series of Equity Managers             N.A.
                                                  Trust Currently Subject to the Sub-
                                                  Advisory Agreement.   Incorporated by
                                                  Reference to Post-Effective Amendment
                                                  No. 70 to Registration Statement of
                                                  Neuberger & Berman Equity Funds, File
                                                  Nos. 2-11357 and 811-582, EDGAR
                                                  Accession No. 0000898432-95-000314.

               (6)       Distribution Agreement.  None.                                              N.A.

               (7)       Bonus, Profit Sharing or Pension Plans.  None.                              N.A.

               (8)       (a)     Custodian Contract Between Equity Managers Trust and                N.A.
                                 State Street Bank and Trust Company.  Incorporated by
                                 Reference to Amendment No. 5 to Registrant's
                                 Registration Statement, File No. 811-7910, EDGAR
                                 Accession No. 0000898432-95-000460.


                         (b)     Schedule A - Approved Foreign Banking Institutions and              N.A.
                                 Securities Depositories Under the Custodian Contract.
                                 Incorporated by Reference to Amendment No. 5 to
                                 Registrant's Registration Statement, File No. 811-7910,
                                 EDGAR Accession No. 0000898432-95-000460.

               (9)       Transfer Agency and Service Agreement Between Equity Managers               N.A.
                         Trust and State Street Bank and Trust Company.  Incorporated by
                         Reference to Amendment No. 4 to Registrant's Registration
                         Statement, File No. 811-7910.






           Exhibit                                                                               Sequentially
           Number                                 Description                                   Numbered Page
          -------         --------------------------------------------------------------        -------------

               (10)      Opinion and Consent of Kirkpatrick & Lockhart on Securities                 N.A.
                         Matters.  None.


               (11)      Opinions, Appraisals, Rulings and Consents: Consent of                      N.A.
                         Independent Auditors.  None.

               (12)      Financial Statements Omitted from Prospectus. None.                         N.A.

               (13)      Letter of Investment Intent.  None.                                         N.A.

               (14)      Prototype Retirement Plan.  None.                                           N.A.

               (15)      Plan pursuant to Rule 12b-1.  None.                                         N.A.


               (16)      Schedule of Computation of Performance Quotations.  None.                   N.A.

               (17)      Financial Data Schedule.  Filed herewith.                                    --

               (18)      Plan Pursuant to Rule 18f-3.  None.                                         N.A.

